Exhibit 10.15b

ACTA NUMERO
En la ciudad de Mérida, Capital del Estado de Yucatán, Estados Unidos Mexicanos, a los  dos días del mes de diciembre del año dos mil quince, ante mí ABOGADO JORGE RAMON PENICHE AZNAR, Notario Público del Estado de Yucatán, en ejercicio, titular de la Notaría número setenta y dos, con residencia en esta capital, comparecieron las personas siguientes quienes expresaron tener las generales que se relacionan a continuación
I.- El señor  JUAN ANTONIO HERRERA GOMEZ RUEDA
     II.- El señor  MATEO ALFREDO MAZAL BEJA. -

Por cuanto los comparecientes Juan Antonio Herrera Gómez Rueda y Mateo Alfredo Mazal Beja no son conocidos de mí, el Notario, me acreditaron su identidad en los términos del artículo cuarenta y nueve de la Ley del Notariado del Estado de Yucatán, como sigue: el primero con su credencial para votar y el segundo con su pasaporte, documentos que exhiben originales y solicitan les sean devueltos por lo cual yo, el Notario, compulso copia certificada de los mismos y, previo el cotejo respectivo, con los originales de que respectivamente proceden las agrego al legajo de documentos del apéndice de esta escritura; y hago constar que los propios documentos contienen una fotografía que coinciden, a mi juicio,  con los respectivos rasgos fisonómicos de los propios comparecientes, documentos que, por tanto, estimo fehacientes para acreditar su identidad

El señor Juan Antonio Herrera Gomez Rueda concurre a esta escritura con su personalidad de apoderado de la persona jurídica denominada "Asideros 3", Sociedad de Responsabilidad Limitada de Capital Variable,  representación que acredita, al igual que la existencia legal de dicha sociedad, con la escritura de la empresa, mismos testimonios que exhibe originales y solicita que le sean devueltos por lo cual yo, el Notario, compulso copia certificada de dichos testimonios, y previo el cotejo respectivo con los originales de que respectivamente proceden, la agrego al legajo de documentos del apéndice de esta escritura; y hace constar, bajo protesta de decir verdad, que la representación que ostenta en esta escritura no le ha sido revocada ni limitada en forma alguna y que su representada es una sociedad mercantil, anónima, legalmente constituida y con domicilio social en esta ciudad, con cláusula de socios extranjeros y cuyo objeto es, principalmente promover, La siembra y cosecha de diferentes cultivos.

El señor Mateo Alfredo Mazal Beja concurre a esta escritura con su personalidad de apoderado de la persona jurídica denominada "Enerall Terra 2", Sociedad Anónima Promotora de Inversión de Capital Variable,  representación que acredita, al igual que la existencia legal de dicha sociedad, con la escritura de la empresa, mismos testimonios que exhibe originales y solicita que le sean devueltos por lo cual yo, el Notario, compulso copia certificada de dichos testimonios, y previo el cotejo respectivo con los originales de que respectivamente proceden, la agrego al legajo de documentos del apéndice de esta escritura; y hace constar, bajo protesta de decir verdad, que la representación que ostenta en esta escritura no le ha sido revocada ni limitada en forma alguna y que su representada es una sociedad mercantil, anónima, legalmente constituida y con domicilio social en esta ciudad, con cláusula de socios extranjeros y cuyo objeto es, principalmente,  la transformación de tierra improductiva, en tierra cultivable y productiva para la producción de diversos cultivos.

Los propios comparecientes, quienes tienen capacidad legal, sin que nada me conste en contrario, dijeron: que formalizan en esta escritura un contrato de compraventa respecto de diversos bienes inmuebles rústicos pactado entre "Asideros 3", Sociedad de Responsabilidad Limitada de Capital Variable, a quien en lo sucesivo se le denominará en este contrato como "LA VENDEDORA", de una parte; y de la otra parte "Enerall Terra 2", Sociedad anónima, Promotora de Inversión de Capital Variable, a quien en lo sucesivo se le denominará en este contrato como "LA COMPRADORA" contrato que formalizan en los términos de los siguientes antecedentes y cláusulas:

ANTECEDENTES
     PRIMERO.- Declara "LA VENDEDORA": que es propietaria en pleno dominio de los seis predios rústicos que se describen sucesivamente a continuación como sigue
I.- "FINCA RUSTICA DENOMINADA "GRANADA" NUMERO CATASTRAL UN MIL DOSCIENTOS DIECINUEVE CORRESPONDIENTE A LA LOCALIDAD, MUNICIPIO Y PARTIDO DE TIZIMIN, CON LA EXTENSION DE DOSCIENTOS SETENTA Y SIETE HECTAREAS Y NOVENTA AREAS, DE TIERRAS PROPIAS PARA EL CULTIVO DE CEREALES DISTA: DE LA LOCALIDAD, QUE CABECERA MUNICIPAL, DE PARTIDO Y ESTACION FERROCARRILERA MAS PROXIMA QUE ES TIZIMIN, CUARENTA KILOMETROS AL ORIENTE Y ESTA A OCHO KILOMETROS DEL CAMINO PUBLICO MAS INMEDIATO SUS CONDICIONES DE SALUBRIDAD SON BUENAS Y CARECE DE LOS DEMAS DATOS QUE PREFIJA LA LEY  Y COLINDA: AL NORTE CON TERRENOS DEL TABLAJE RUSTICO NUMERO CATASTRAL UN MIL QUINIENTOS TREINTA Y UNO, AL SUR CON TERRENOS DE LA FINCA YONICTE, AL ORIENTE CON TERRENOS DE LA FINCA LA LAGUNA Y AL PONIENTE CON TERRENOS DE LAS FINCAS SAN JUAN Y SAN FELIPE SAHCABCHEN
II.- "FINCA  RUSTICA DENOMINADA  "CHAC-LOL"  MARCADO  CON EL NUMERO  CATASTRAL  MIL TRESCIENTOS  OCHO  CORRESPONDIENTE  A  LA  LOCALIDAD  MUNICIPIO Y  PARTIDO  DE  TIZIMIN  CON LA  EXTENSION DE  TRESCIENTOS  NOVENTA  Y  OCHO  HACTAREAS  CUARENTA  AREAS  DE TIERRAS PROPIAS PARA EL CULTIVO DE CEREALES,  DISTA: DE LA LOCALIDAD, QUE ES CABECERA MUNICIPAL Y DE PARTIDO Y ESTACION FERROCARRILERA MAS PRÓXIMA QUE ES TIZIMIN, VEINTICINCO KILOMETROS AL SUR, SUS CONDICIONES DE SALUBRIDAD SON BUENAS Y CARECE   DE LOS DEMAS DATOS QUE PREFIJA LA LEY. COLINDA: AL NORTE  CON TERRENOS DE LAS FINCAS "SAN ANTONIO YOKNICTE"  Y DE LA  FINCA  "GRANADA"; AL SUR TERRENOS  EJIDALES  DE  "DZONOT-MEZO";  AL  ORIENTE  LA  FINCA  "MONTE  BRAVO"  Y  AL  PONIENTE  CON TERRENOS DE LA  FINCA  SAN ANTONIO "YOKNICTE.
III.- FINCA RUSTICA DENOMINADA "MONTE BRAVO" NUMERO  CATASTRAL MIL TRESCIENTOS NUEVE,  CORRESPONDIENTE, A LA LOCALIDAD, MUNICIPIO  Y PARTIDO DE TIZIMIN, CON LA  EXTENSION  DE  TRESCIENTAS NOVENTA Y  NUEVE HECTAREAS Y VEINTE AREAS, DE TIERRAS PROPIAS PARA EL CULTIVO DE CEREALES, DISTA: DE LA LOCALIDAD, QUE ES CABECERA MUNICIPAL Y DE PARTIDO Y ESTACION FERROCARRILERA MAS PROXIMA QUE ES TIZIMIN, VEINTE Y CINCO KILOMETROS AL SUR, SUS CONDICIONES DE SALUBRIDAD SON BUENAS Y CARECE DE LOS DEMAS DATOS QUE PREFIJA LA LEY,  COLINDA:  AL NORTE CON TERRENOS DE LA FINCA GRANADA Y LA LAGUNA, AL SUR CON TERRENOS EJIDALES DE DZONOT-MEZO, AL ORIENTE TERRENOS EJIDALES DE TIXKANKAL Y AL PONIENTE CON TERRENOS DE LA FINCA CHACLOL.
IV.- "FINCA RUSTICA DENOMINADA "LA LAGUNA" NUMERO CATASTRAL MIL DOSCIENTOS DIECIOCHO,  UBICADO EN LA LOCALIDAD, MUNICIPIO Y PARTIDO DE TIZIMIN CON LA EXTENSION DE DOSCIENTAS OCHENTA Y CUATRO HECTAREAS VEINTIUN AREAS CERO CENTIAREAS DE TIERRAS PROPIAS PARA EL CULTIVO DE CEREALES. DISTA DE LA LOCALIDAD Y CABECERA MUNICIPAL, CABECERA DE PARTIDO Y ESTACION FERROCARRILERA MAS PROXIMA QUE ES LA DE TIZIMIN, CUARENTA KILOMETROS AL ORIENTE Y DEL CAMINO PUBLICO OCHO KILOMETROS, LOS LINDEROS SON: AL NORTE TIERRAS DE LA FINCA SAN MANUEL; AL SUR TERRENOS EJIDALES DE TIXCANCAL Y TERRENOS DE LA HACIENDA YOKNICTE; AL ORIENTE TERRENOS DE L AFINCA UXMAL Y AL PONIENTE, TERRENOS DE LA FINCA GRANADA".

V.- FINCA RUSTICA DENOMINADA "XCAN", NUMERO CATASTRAL MIL TRESCIENTOS SIETE, UBICADO EN LA LOCALIDAD, MUNICIPIO Y EX DEPARTAMENTO DE TIZIMIN, CON LA EXTENSION DE CUATROCIENTOS DIECINUEVE HECTAREAS SESENTA AREAS Y LINDA; AL NORTE, EJIDOS DE TIZIMIN; AL ORIENTE, LA FINCA RUSTICA SAN ANTONIO YOKNICTE; AL SUR, LA FINCA YOKACTUN Y EN PARTE EJIDOS DE TAHCABO, Y AL PONIENTE, EJIDOS DE TIZIMIN.
VI.-FINCA RUSTICA DENOMINADA "SAN ANTONIO YOKNICTE", NUMERO CATASTRAL QUINIENTOS CINCUENTA Y SEIS, UBICADO EN LA LOCALIDAD, MUNICIPIO Y PARTIDO DE TIZIMIN, YUCATAN CON LA EXTENSION SUPERFICIAL DE QUINIENTAS DIECIOCHO HECTAREAS OCHENTA AREAS Y CERO CENTIAREAS, DE TIERRAS PROPIAS PARA EL CULTIVO DE CEREALES, LINDEROS: AL NORTE, TERRENOS DE LA FINCA SAN FELIPE; AL ESTE TERRENOS DE LA FINCA GRANADA Y CHAC-LOL; AL SUR, EJIDOS DE DZONOT MEZO Y AL PONIENTE, EJIDOS DE TIZIMIN, YUCATAN Y LA FINCA IXCAN; DISTANCIA DE LA LOCALIDAD, CABECERA MUNICIPAL Y DE PARTIDO Y ESTACION FERROCARRILERA  MAS PROXIMA, QUE ES TIZIMIN, VEINTICINCO KILOMETROS AL SUR, EDIFICIOS; UNA CASA DE MAMPOSTERIA Y PAJA EN RUINAS DE CUATRO POR CUATRO, CINCUENTA METROS DE FRENTE Y ANCHO REPECTIVAMENTE."
Que los seis inmuebles antes descritos los adquirió la declarante por compra que hizo a la sociedad denominada "Avícola Jarillo", Sociedad anónima de Capital variable compraventa que fue formalizada en la escritura pública número ochocientos setenta y cuatro pasada en esta ciudad el día veinticuatro de octubre del año dos mil once ante el Abogado Alvaro Roberto Baqueiro Caceres, titular de la Notaría Pública número cincuenta y cinco del Estado y de la que se tomó razón, en el orden en que han sido relacionados dichos predios en los folios electrónicos números setecientos cincuenta y ocho mil novecientos setenta y siete, cincuenta y tres mil novecientos cuarenta y nueve, setecientos sesenta y un mil setecientos cuarenta y uno, ochocientos veintiséis mil trescientos sesenta y nueve, ochocientos setenta y ocho mil setecientos ochenta y siete y doscientos sesent ay ocho mil trescientos ochenta y uno con los números de inscripción un millón trescientos setenta y siete mil doscientos veintisiete, un millón trescientos sesenta y siete mil trescientos setenta y nueve, un millón trescientos sesenta y siete mil trescientos noventa y ocho, un millón trescientos sesenta y siete mil cuatrocientos veintitrés, un millón trescientos sesenta y siete mil cuatrocientos cuarenta y uno y un millón trescientos sesenta y siete mil cuatrocientos cuarenta y nueve de la oficina del Registro Público de la Propiedad y del Comercio del Estado de Yucatán.

SEGUNDO.- Declara "LA VENDEDORA": que los inmuebles de su propiedad antes descritos se venden "ad corpus", sin ninguna garantía o responsabilidad en lo que respecta a su uso o aplicación por parte de LA COMPRADORA, no reportan a la fecha gravamen alguno pues el de hipoteca que aparece relacionado en cada uno de los certificados de libertad de gravamen respectivos expedidos por la oficina del Registro Público de la Propiedad y del Comercio del Estado, mismos que exhibe originales y que agrego yo, el Notario al legajo de documentos del apéndice de esta acta, fue cancelado en diversa escritura de esta fecha pasada ante el precitado Notario Público Abogado Alvaro Roberto Baqueiro Cáceres; de igual forma que dichos inmuebles se encuentran libres de cualquier gravamen y/o restricción al derecho de propiedad y/o limitación para ser enajenados libres de gravamen, que no se adeuda impuesto predial en cuanto a los referidos inmuebles como se acredita con los certificados que exhibe originales y que yo, el Notario agrego al legajo de documentos del apéndice de esta escritura y que ninguno cuenta con el servicio público de agua potable.
Expuesto lo anterior las partes formalizan el contrato de compraventa que han pactado en los términos de las siguientes:

CLAUSULAS:
     PRIMERA.- "LA VENDEDORA" por conducto de su representante legal compareciente declara y otorga: que enajena a título de compraventa, en forma total, definitiva e irrevocable "Ad Corpus",  y libres de gravamen en favor de "LA COMPRADORA" y esta a su vez los adquiere de aquella, el dominio pleno de los seis predios rústicos descritos en el inciso primero del capítulo de antecedentes de esta escritura con todo cuanto de hecho y por derecho corresponde a los referidos inmuebles y se encuentre dentro de su perímetro, sin limitación ni reserva alguna obligándose "LA VENDEDORA" al saneamiento de esta compraventa para el caso de evicción conforme a derecho
Para mejor identificación de los inmuebles vendidos ambas partes solicitan al suscrito Notario se agreguen al legajo de documentos del apéndice de esta escritura copia firmada por ambas partes del plano de localización de cada uno de dichos inmuebles que exhiben originales.
A mayor abundamiento, "LA VENDEDORA" declara y garantiza a "LA COMPRADORA", que no existe ningún gravamen o derecho de tercero garantizado con los inmuebles objeto de la presente operación, y que la cancelación de los gravámenes otorgado por "LA VENDEDORA" en la escritura pública de cancelación mencionada en el párrafo anterior, fue realizada conforme al derecho aplicable y que fueron cumplidos todos y cada uno de los procedimientos y autorizaciones necesarias para llevar a cabo dicha cancelación .
De igual forma declara "LA VENDEDORA" que no requiere autorización corporativa ni de ninguna índole para la celebración de la presente operación de compraventa, y que los poderes que le fueron otorgados mediante (Datos del POA a Juan Herrera), son suficientes y bastantes para llevar a cabo el presente acto.

SEGUNDA.- El precio total, alzado y único pactado por las partes por la compraventa de los inmuebles es por la cantidad total de TREINTA Y UN MILLONES TRESCIENTOS MIL DOSCIENTOS CINCUENTA Y OCHO PESOS, MONEDA NACIONAL  de los cuales corresponde a cada uno de los inmuebles las siguientes cantidades :
a) por el predio denominado "GRANADA" CON NUMERO CATASTRAL UN MIL DOSCIENTOS DIECINUEVE DE LA LOCALIDAD Y MUNICIPIO DE TIZIMIN, la cantidad de tres millones setecientos ochenta y cuatro mil novecientos noventa y siete pesos, noventa y ocho centavos, moneda nacional;

b) por el predio denominado "CHAC-LOL" MARCADO  CON EL NUMERO  CATASTRAL  MIL TRESCIENTOS  OCHO  DE LA LOCALIDAD Y MUNICIPIO DE  TIZIMIN, la cantidad de cinco millones cuatrocientos veintiséis mil doscientos siete pesos noventa y siete centavos, moneda nacional;

c) por el predio denominado "MONTE BRAVO" marcado con el NUMERO  CATASTRAL MIL TRESCIENTOS NUEVE,  de la localidad y municipio de Tizimín, Yucatán, la cantidad de cinco millones cuatrocientos treinta y siete mil ciento tres pesos noventa y siete centavos, moneda nacional;
d) por el predio denominado "LA LAGUNA" con número MIL DOSCIENTOS DIECIOCHO,  de la localidad y municipio de Tizimín, Yucatán, la cantidad de tres millones ochocientos setenta mil novecientos cuarenta pesos dieciocho centavos, moneda nacional;
e) por el predio denominado "XCAN" con número catastral MIL TRESCIENTOS SIETE, ubicado en la localidad y municipio de Tizimín, Yucatán, la cantidad de cinco millones setecientos catorce mil novecientos cincuenta y un pesos noventa y seis centavos, moneda nacional y
f) por el predio denominado "SAN ANTONIO YOKNICTE", marcado con el número catastral quinientos cincuenta y seis ubicado en la localidad y municipio de Tizimín, Yucatán, la cantidad de siete millones sesenta y seis mil cincuenta y cinco pesos noventa y cinco centavos, moneda nacional.
Cantidad que paga "LA COMPRADORA" a "LA VENDEDORA"  como sigue: mediante transferencia electrónica emitida por la propia compradora a cargo de la institución bancaria denominada BANORTE por la suma de treinta y un millones trescientos mil doscientos cincuenta y ocho pesos, moneda nacional y a favor de Fideicomiso Zilkha  en la cuenta bancaria del propio fideicomiso en la institución bancaria "JP MORGAN CHASE BANK NA por instrucciones expresas, en ese sentido que ha girado "LA VENDEDORA" a "LA COMPRADORA" en virtud de que con ese importe la propia vendedora hace pago del crédito relacionado en las declaraciones de esta escritura; por lo cual "LA VENDEDORA" otorga formal recibo del mencionado precio total a "LA COMPRADORA" y el resguardo más eficaz en derecho que a su seguridad conduzca.

TERCERA.- Por virtud de la enajenación a título de compraventa formalizada en las cláusulas precedentes, queda consumada a favor de "LA COMPRADORA" la traslación de propiedad, en pleno dominio, de todos y cada uno de los predios descritos en la declaración primera de esta escritura; y queda verificada la entrega jurídica de dichos predios, a la adquirente, conforme a la Ley

CUARTA.- "LA VENDEDORA" en este acto declara que deslinda de toda responsabilidad a "LA COMPRADORA" por cualquier responsabilidad derivada de cualquier contingencia laboral, fiscal, ambiental, administrativa y de cualquier otra índole, obligándose a sacar en paz y a salvo a "LA COMPRADORA", y a reparar los daños, perjuicios, costas y gastos judiciales y honorarios de abogados en los que "LA COMPRADORA", como adquirente de buena fe, tuviera que incurrir en caso de cualquier reclamación de terceros en virtud de los supuestos mencionados, relacionados con hechos previos a la realización de la presente compraventa.

QUINTA.- Los contratantes hacen constar: que el precio pactado por ellos en cuanto a la enajenación a título de compraventa de cada uno de los predios de que se trata es el justo y legal; que en su fijación no ha existido dolo ni lesión alguna; y que los propios inmuebles fueron avaluados, por designación de "LA COMPRADORA", por el Licenciado Efraín J. Díaz y Díaz, Corredor Público número uno del Estado en las mismas cantidades pactadas como precio de cada uno de dichos inmuebles, según consta de los dictámenes relativos que exhiben originales y que yo, el Notario, agrego al legajo de documentos del apéndice de esta escritura.

SEXTA.- "LA COMPRADORA" acepta las ventas otorgadas a su favor respecto de los inmuebles antes mencionados y hace constar que el día de hoy le fue entregada la posesión física de los propios inmuebles por "LA VENDEDORA".

SÉPTIMA – "EL COMPRADOR" reconoce que ha inspeccionado los inmuebles objeto de la presente escritura previo a la firma de la misma, y por tanto manifiesta su conformidad con las condiciones de los mismos, y salvo por cualquier disposición expresa a lo contrario establecida en la presente escritura pública, por medio de la presente acepta dichos inmuebles en sus condiciones actuales, sin contar con garantía alguna por parte del vendedor sobre la naturaleza o las condiciones de los inmuebles respecto al uso que el comprador  pretende darles. "El Vendedor" no garantiza o declara, ya sea implícita o expresamente, la adecuación de los inmuebles para un uso particular, ni la calidad, condiciones, capacidades, idoneidad, comerciabilidad o desempeño de los inmuebles. Las partes convienen que el inmueble se vende AD CORPUS y que los riesgos inherentes serán a cargo del Comprador

OCTAVA – "El Comprador" conviene que adquiere los bienes inmuebles bajo la modalidad "Ad Corpus" y únicamente con base en sus propias investigaciones y análisis de los inmuebles vendidos, incluyendo, sin limitación: (a) la condición actual de los bienes inmuebles para efectos del uso que pretende dar el Comprador o para cualquier otro uso; (b) el cumplimiento o no de los inmuebles con cualesquier reglamentos, disposiciones o leyes aplicables respecto al uso agrícola, la silvicultura, de construcción, uso, disposiciones aplicables a incendios u otros permisos requeridos; (c) la ubicación de las medidas y colindancias de los bienes inmuebles y la presencia o ausencia de posesionarios sobre los inmuebles; (d) la existencia o no de servicios públicos, abastecimiento de aguas, drenajes u otros servicios y las condiciones de los mismos, así como el acceso a los mismos, si hubieren; (e) la superficie del predio, las dimensiones o el metraje cuadrado de los inmuebles

NOVENA.-"LA VENDEDORA" hace constar: que se encuentra al corriente en el pago de las contribuciones y aprovechamiento fiscales en materia de aguas nacionales en cuanto a los títulos de concesión de que se trata y hace constar, bajo protesta de decir verdad, que no tiene conocimiento de encontrarse en alguna de las causales de caducidad total o parcial previstas en la Ley de Aguas Nacionales y en su reglamento que impedirían la cesión de derechos mencionada en la cláusula novena anterior, y que por tanto no tiene conocimiento de la existencia de circunstancia alguna que impida la cesión de derechos que ha otorgado y se obliga a dar oportunamente a la Comisión Nacional del Agua el aviso por escrito de la multicitada cesión de derechos para los efectos legales que procedan.

DÉCIMA.- Todos los gastos, impuestos, derechos y honorarios que se causen por la compraventa formalizada en esta escritura, quedan a cargo y de cuenta exclusiva de "LA COMPRADORA" con la única excepción del pago del impuesto sobre la renta por enajenación de bienes que, conforme a la Ley relativa queda a cargo de "LA VENDEDORA".

DÉCIMA PRIMERA.- Para el caso de cualquier controversia que se suscitare respecto del contrato de compraventa y de la cesión de derechos que han sido formalizados en esta escritura los contratantes se someten expresamente a los Jueces y Tribunales competentes en la ciudad de Mérida, Yucatán.
 Se agrega al apéndice de la presente escritura una versión en inglés de la presente acta para efectos informativos

Acerca del impuesto sobre la renta, los otorgantes manifiestan: que se encuentran al corriente en su pago, lo que no me acreditaron y que están inscritos en el Registro Federal de Contribuyentes como sigue: el señor Juan Antonio Herrera Gomez "LA VENDEDORA" y el Señor  Mateo Alfredo Mazal Beja "LA COMPRADORA".

APARTADO FISCAL:
     Por lo que toca al impuesto al valor agregado no se causa en esta escritura por ser objeto de la misma inmuebles que consisten en terrenos sin construcción alguna, según hacen constar, bajo protesta de decir verdad, "LA VENDEDORA" siendo aplicable al efecto el artículo noveno fracción primera de la ley relativa.   -
     Por lo que toca al impuesto sobre adquisición de inmuebles, habiendo efectuado yo, el Notario, el cálculo correspondiente, en los términos de ley, resultó un impuesto total a pagar por la suma de seiscientos veintiséis mil cinco pesos, moneda nacional a cargo de "LA COMPRADORA".
Por lo que toca al pago provisional del impuesto sobre la renta y al impuesto cedular respecto de la enajenación a título de compraventa formalizada en esta escritura no se practica cálculo ni retención alguna por ser la enajenante una persona jurídica
Yo, el Notario, hago constar: que en este otorgamiento he dado cumplimiento a las obligaciones establecidas en los artículos dieciocho de la Ley Federal para la Prevención e Identificación de Operaciones con Recursos de Procedencia Ilícita y trece de las Reglas de Carácter General relativas a la propia Ley, y demás aplicables en la materia, por cuanto: a) identifiqué a los otorgantes en cuanto a sus respectivos nombres, fechas de nacimiento, domicilio y actividad u ocupación; b) los propios otorgantes acreditaron su identidad con los documentos respectivos, que contiene, cada uno, la fotografía y la firma de su titular y exhibieron igualmente las constancias de sus respectivas inscripciones en el Registro Nacional de Población y en el Registro Federal de Contribuyentes; c) que los propios comparecientes manifestaron que sus respectivos números telefónicos y correos electrónicos son los siguientes:
del señor Juan Juan Antonio Herrera Gomez Rueda 9999444656,  jherrera@gceholdings.com y del señor  Mateo Alfredo Mazal Beja 8183995600 mmazal@enerall.biz hicimos constar tanto los propios comparecientes, como el suscrito Notario, que no existe entre nosotros relación alguna de negocios formal y cotidiana tal y como se define en el artículo tercero de las Reglas de Carácter General a que se refiere la indicada Ley; e) requerí a los comparecientes información acerca de si tienen conocimiento de la existencia de dueño o beneficiario controlador en esta operación y respondieron ambos en sentido negativo; y f) he integrado el expediente único de  identificación  de  cada  una de las clientes o usuarios que otorgan esta escritura en los términos del artículo doce (reformado) de las precitadas Reglas de Operación de la Ley, agregando los documentos a que antes me refiero al legajo de documentos del apéndice de esta acta.
Finalmente yo, el Notario, hago constar: que los comparecientes otorgan al suscrito Notario, en los términos de los artículos ocho y nueve de la Ley Federal de Protección de Datos Personales en Posesión de los Particulares, su consentimiento en lo referente al tratamiento de los datos personales que constan en este instrumento y en el expediente respectivo y autorizan que los mismos puedan ser proporcionados a las autoridades competentes, entre ellos las tributarias, judiciales y registros públicos, al igual que a las personas que tuvieren interés legítimo en los mismos, para todos los efectos legales a que haya lugar; que en esta escritura se llenaron todos los requisitos que establece el artículo cuarenta y nueve de la Ley del Notariado del Estado en vigor, en tanto me cercioré de la identidad y de la capacidad de los comparecientes, me aseguré de su voluntad para la celebración de este otorgamiento, les instruí acerca del sentido y efectos legales del mismo y, a su solicitud, di lectura a esta acta, manifestaron estar conformes con su tenor y la firman, ante mí, para constancia. Doy fe.-

DEED NUMBER
 In the City of Mérida, Capital of the State of Yucatán, United Mexican States, on December 2, 2015, before me JORGE RAMON PENICHE AZNAR, Notary Public of the State of Yucatan, in office, titleholder of Notary´s Office number seventy two, holding residence in this capital, appeared the following individuals who stated their general information to be as follows:

     I.- Mister JUAN ANTONIO HERRERA GOMEZ RUEDA
II.- Mister  MATEO ALFREDO MAZAL BEJA

Those appearing in this act, Juan Herrera Gómez Rueda and Alfredo Mateo Mazal Beja are not known to me, Notary, I credited his identity in accordance with Article forty-nine of the Notarial Law of the State of Yucatan, as follows: the first  with Voting Official ID and the second with Passport, documents exhibited in original and ask them to be returned for which I, the Notary, forwarded attested certified copy thereof and, after the respective comparison with the originals of which respectively are added to the file of documents as an Appendix; and I note that the documents themselves contain a photograph that match, in my opinion, with the respective facial features of those appearing themselves, documents, therefore, I consider credible to prove their identity

Mister Juan Antonio Herrera Gomez Rueda appears on this deed representing the corporate entity named Asideros 3", Sociedad de Responsabilidad Limitada de Capital Variable,, as such capacity is duly evidenced, along with the legal existence of such corporation, by means of the formation documents of the company, as such documents have been shown to me and which he requested to be returned, therefore, I, the Notary, have made certified copies thereof and, having first compared such copies to their originals from which they were made, I hereby attach such copies to the document file attached to this deed as the appendix; and I hereby attest, under penalty of perjury, that the capacity that has been established in this deed has not been revoked or limited in any form whatsoever and that the corporation being represented herein is a commercial corporation, limited, duly organized and whose principal office is in this city, with a foreigner´s admission/exclusion clause, and whose principal corporate purpose is, mainly, the Planting, Cultivation and Harvesting of Different Crops.

Mister Mateo Alfredo Mazal Beja appears on this deed in his capacity as assignee of the corporate entity named "Enerall Terra 2", Sociedad Promotora de Inversión de Capital Variable as such capacity is duly evidenced, along with the legal existence of such corporation, by means of of the formation documents of the company, as such documents have been shown to me and which he requested to be returned, therefore, I, the Notary, have made certified copies thereof and, having first compared such copies to their originals from which they were made, I hereby attach such copies to the document file attached to this deed as the appendix; and I hereby attest, under penalty of perjury, that the capacity that has been established in this deed has not been revoked or limited in any form whatsoever and that the corporation being represented herein is a commercial corporation, limited, duly organized and whose principal office is in this city, with a foreigner´s admission/exclusion clause, and whose principal corporate purpose is, mainly, the purchase and sale of real property.

The parties who appear themselves,  legal capacity, there being no evidence to the contrary, and they said: that they formalize by means of this deed a purchase agreement in regards to several rustic real properties, as agreed upon between Asideros 3", Sociedad de Responsabilidad Limitada de Capital Variable,who hereinafter shall be referred to as "THE SELLER", on the one hand; and on the other Enerall Terra 2, S.A.P.I. de C.V. who hereinafter shall be referred to as "THE BUYER", as such agreement is being formalized in accordance to the terms of the following background and clauses:

BACKGROUND
     FIRST.- "THE SELLER" hereby states: that it is the full owner of the seven rustic real properties described as follows:

I. Parcel called "Granada" cadastral number one thousand two hundred nineteen corresponding to the town, municipality of Tizimin, with an acreage of 277.90 hectares (two hundred seventy seven hectares ninety area); for growing grain; from the town, that municipal base and nearest railroad station which is Tizimin, forty kilometers east and is eight kilometers from the most immediate public way; their sanity conditions are good and borders: north with land of rustic planking cadastral number one thousand five hundred thirty-one, south to Yonicte parcel, east with La Laguna parcel and the west with San Juan and San Felipe Sahcabchen parcels.

II Parcel called "Chac-lol" marked with the cadastral number one thousand three hundred and eight corresponding to the town, municipality of Tizimin, with an acreage of 398.40 hectares (three hundred and ninety eight hectares fourty area); for growing grain: of the town, which is municipal and nearest railroad station is Tizimin, twenty five kilometers south, their sanitary conditions are good. Bordered to the north "San Antonio Yoknicte" and "Granada" parcels; south with the ejido of "Dzonot-Meso"; East with "Monte Bravo" and to the west with "san Antonio Yoknicte" parcel.

III. - Parcel called "Monte Bravo" cadastral number one thousand three hundred nine municipality of Tizimin, with an acreage of 399.20 hectares (three hundred and ninety nine hectares twenty area); for grain cultivation land: of the town, which is municipal and nearest railroad station which is Tizimin, twenty five kilometers south, the sanitary conditions are good, bordered to the north by Granada parcel, south with ejido of Dzonot-Mezzo; East with the ejido of Tixkankal and West with Chaclol parcel.

IV.- Parcel called "La Laguna", cadastral number 1218, located in the municipality of Tizimin, with an acreage of 284.21 hectares (two hundred and eighty four hectares twenty one area) for grain cultivation land: far from the town and nearest railroad station that is to Tizimin, forty kilometers east and the public road eight kilometers, the boundaries are: north with San Manuel parcel; south ejido of Tixcancal and Yoknicte Hacienda; east with Uxmal parcel and  west with Granada parcel.

V. - Parcel called "Xcan", cadastral number thirteen hundred seven located in municipality of Tizimin, with an acreage of 419.60 hectares (four hundred nineteen hectares sixty one area) with boundaries: north with ejido of Tizimin; on the east, San Antonio Yoknicte parcel; south, Yokactun parcel and ejido of Tahcabo; and west, Ejido of Tizimin.

VI. – Parcel called "San Antonio Yoknicte" cadastral number five hundred and fifty six, located in the municipality of Tizimin, with an acreage of 518.80 hectares (five hundred eighteen hectares eighty area); for grain cultivation land: boundaries to the north, San Felipe parcel; East, Granada and Chac-lol parcels; south ejido of Dzonot Mezo and west, ejido of Tizimin and Ixcan parcel; distance from the town, and nearest railroad station, which is Tizimin, twenty five kilometers south, buildings; a house of straw and crumbling masonry four by four, fifty meters wide and wide.

The six properties previously described were acquired by purchase agreement made to company called "Avícola Jarillo" SA de CV purchase that was formalized in public deed number eight hundred seventy-four last in this city on October 24, 211 with Lawyer Roberto Alvaro Baqueiro Caceres, head of the Public Notary number fifty five state and that reason was taken, in the order in which these properties have been related to electronic folios numbered seven hundred and fifty eight thousand nine hundred seventy-seven, fifty-three thousand nine hundred forty-nine, seven hundred sixty-one thousand seven hundred forty-one, eight hundred twenty-six thousand three hundred sixty-nine, eight hundred seventy-eight thousand seven hundred eighty-seven and two hundred seventy eight thousand three hundred eighty-one with registration numbers one million three hundred seventy seven thousand four hundred twenty three, one million three hundred sixty seven thousand four hundred forty one, one million three hundred sixty six thousand four hundred and forty nine, one million three hundred sixty seven thousand four hundred and twenty three, one million three hundred sixty-seven thousand four hundred and forty one and one million three hundred sixty seven thousand four hundred fourty nine, at office of the Public Registry of Property and Commerce of the State of Yucatan.

SECOND.- "THE SELLER" hereby states: that the foregoing real properties owned by it, as of this date, are being sold ad corpus with no representation or warranty to its use or applicability to the use of the buyer, do not show any liens given that the mortgages that show up in each of the respective certificates of no lien issued by the office of the Public Registry of Property and Commerce of the State, of which the originals have been shown and which I, the Notary, hereby attach to the file of the appendix of this deed, have been cancelled in a previous public deed of this date, which was witnessed by the aforementioned Public Notary Alvaro Roberto Baqueiro Cáceres; such properties are free of any lien and/or encumbrance and/or restriction to the right of property and/or limitation to be transferred free of any lien, that  there are no outstanding property taxes in regard to the aforementioned real properties as evidenced by the original certificates that have been shown and which I, the Notary, hereby attach to the file of the appendix of this deed, and that none of the real properties has potable water services.

Having represented the foregoing, the parties hereby formalize a purchase agreement which has been agreed upon pursuant to the terms of the following:

CLAUSES:
   FIRST.- "THE SELLER" by means of its legal representative who appears herein hereby states and acknowledges: that it hereby sells and conveys, fully, definitively, and irrevocably, ad corpus, free from all liens, to "THE BUYER" who in turn hereby acquires from it, the full ownership of the seven rustic real properties that are mentioned in the first section of the background of this deed, with all rights and interests appurtenant thereto and whatever is found within their perimeters, with no limitations or reservations, and "THE SELLER" hereby commits to clear all land and titles and disencumber them in case of eviction pursuant to the law.
 For a better identification of the real properties being sold herein, both parties requested from the undersigned Notary that the document file of the appendix of these deed include a copy, signed by both parties, of the location plans of each one of such real properties, the originals of which have been shown to me.
In furtherance of the foregoing, THE SELLER hereby represents and warrants to THE BUYER, that there is no lien or right of a third party that is secured by the real properties mentioned herein and that the cancellation of the liens granted by THE SELLER in the public deed mentioned in the preceding paragraph, was made in accordance with all applicable laws and that each and every one of the necessary authorizations and proceedings were duly obtained and carried out in order to make such cancellations.
Additionally, THE SELLER hereby represents that it does not require any corporate authorizations nor any other kind of approvals in order to enter into this transaction, and that the powers of attorney that were granted by means of (Folio of the PAO granted to Juan Herrera) are sufficient and adequate for the holding of this act.

SECOND.- The full price, in a lump sum, agreed upon between the parties for the purchase of the properties is in the amount of MX$31,300,258. of which the following amounts correspond to each one of the properties as follows:

a) for the property called "Granada" with cadastral number one thousand two hundred nineteen of municipality of Tizimin, MXN$3,784,997.98 (three million seven hundred eighty four thousand nine hundred and ninety seven pesos ninety eight cents.)

b) for the property called "Chac-Lol" with cadastral number one thousand three hundred eight of municipality of Tizimin, MXN$5,426,207.97 (five million four hundred twenty six thousand two hundred and seven pesos ninety seven cents.)

c) for the property called "Monte Bravo" with cadastral number one thousand three hundred nine of municipality of Tizimin, MXN$5,437,103.97 (five million four hundred thirty seven thousand one hundred and three pesos ninety seven cents.)

d)  for the property called "La Laguna" with cadastral number one thousand two hundred eighteen of municipality of Tizimin, MXN$3,870,940.18 (three million eight hundred seven thousand nine hundred and forty pesos eighteen cents.)
e) for the property called "Xcan" with cadastral number one thousand three hundred seven of municipality of Tizimin, MXN$5,714,951.96 (five million seven hundred fourteen thousand nine hundred and fifty one pesos ninety six cents.)
f) for the property called "San Antonio Yoknicte" with cadastral number five hundred sixty six of municipality of Tizimin, MXN$7,066,055.95 (seven million sixty six thousand fifty pesos ninety five cents.)

Amount paid "THE BUYER" to "SELLER" as follows: by electronic transfer issued by the own buyer by the bank BANORTE MXN$31,300,258.00 national currency and in favor of Zilkha Trust in the bank account of the trust own the bank "JP MORGAN CHASE BANK NA by express and irrevocable request from THE SELLER since with such amount the "THE SELLER" pays the credit mentioned in the background of this public deed, therefore, THE SELLER hereby grants a formal receipt for the aforementioned full price to "THE BUYER" as well as the most efficient surety that may correspond by law.

THIRD.- By virtue of the sale which has been formalized in the foregoing clauses, the transfer of property, in full ownership, in favor of "THE BUYER" has been duly consummated for each and every one of the real properties mentioned in the first recital of this deed; and the legal delivery of such real properties to the acquiring party has been verified, in accordance to the Law.

FOURTH.- "THE SELLER"  hereby states that it releases "THE BUYER" from any liability arising from any labor, tax, environmental, administrative or other type of incident, hereby binding to hold THE BUYER safe and harmless in any such case and to pay for any damages, expenses and costs, including legal costs and attorneys fees, in which THE BUYER, as a good faith purchaser, may incur in case of any third party claim arising from the aforementioned incidents, as they may be related to the background and facts prior to the performance of this transaction.

FIFTH.- The contracting parties hereby attest: that the price that was agreed upon between them in regards to the sale of each one of the real properties mentioned herein is just and legal; that, while fixing such price, there has been no fraud or damages; and that the real properties themselves were appraised by Efraín J. Díaz y Díaz, who was appointed by the Buyer, Public Broker number one in this State, on the same amount  agreed upon by the parties as the price for each real property, as stated in the reports which were shown to me and which I, the Notary, hereby attach to the document file of the appendix of this deed.

SIXTH.- "THE BUYER" accepts the sales that are granted in its favor in regards to the aforementioned real properties and it hereby attests that, on this day, the physical ownership and holding of such real properties was conveyed to it by "THE SELLER"

SEVENTH – "THE BUYER" acknowledges that it has inspected the properties subject matter of this public deed prior to the execution of this public deed, is satisfied with the condition thereof and, except as may be otherwise expressly set forth in this public deed, and hereby accepts such properties in its present condition, as is, without warranties by seller of any kind or nature as to the suitability of the property for the intended use by buyer. "The Seller" makes no warranty or representation, either express or implied, as to the fitness for a particular use or otherwise, quality, condition, capacity, suitability, merchantability or performance of the property. It being agreed that the property is sold "as is" and that all such risks, are to be borne by The Buyer at its sole risk.

EIGHT – "The Buyer" agrees that it is purchasing the real properties on an Ad Corpus basis and based exclusively on its own investigation and examination of the properties sold, including, but not limited to: (a) the condition of the real properties for Buyer's intended use or for any use whatsoever; (b)  whether or not the real properties  comply with any applicable agricultural, forestry, building, zoning, fire or building code provisions, governmental laws or regulations, or any required permits; (c) the location of the real property's boundaries and the presence or absence of encroachments upon any other property; (d) whether the property is served by a public utility, public water main, public sewer main, or other utilities and the condition thereof and the access thereto; (e) lot size, dimension or square footage of the real properties.

NINTH.- "THE SELLER" hereby states that it has paid all of the tax contributions and exploitations in regard to national waters corresponding to the aforementioned concession certificates and it hereby states, under penalty of perjury that it is not aware of any circumstances whatsoever that would impede the assignment of rights which has been made in the foregoing nine clause, and it hereby agrees to give written notice to the National Water Commission in a timely manner regarding the aforementioned assignment of rights for all legal purposes and effects.

TENTH.- All of the expenses, taxes, charges, and fees that are caused by the sale being formalized in this deed shall be borne exclusively by "THE BUYER", with the sole exception of the payment for income taxes caused by the sale of goods which, pursuant to the corresponding Law, shall be borne by the seller.

ELEVENTH - In the event of any dispute arising in regards to this purchase sale agreement and the assignment of rights which have been formalized by means of this deed, the parties hereby expressly submit to the jurisdiction of the Judges and Courts of Mérida, Yucatán.

A true and accurate English translation of this deed is attached to the appendix hereof for informative purposes.

In the matter of income taxes, the granting parties hereby represent: that they have made all outstanding payments, providing no evidence thereof, and that they are registered in the Federal Taxpayer´s Registry as follows: mister Juan Antonio Herrera Gomez "THE SELLER" and mister Mateo Alfredo Mazal Beja "THE BUYER".

TAX CLAUSE:
    In the matter of value added tax, such tax is not caused in this deed given that the real properties being transferred hereby have no buildings upon them that are intended to be inhabited, as has been duly established, under penalty of perjury, by "THE SELLER", and therefore article  Thirteen, section first of the relative law is applicable herein. –
    In the matter of the land purchase tax, I, the Notary, having made the corresponding calculations pursuant to the law, have found that the resulting tax to be paid is the sum of MX $626,005 pesos, Mexican currency, to be paid by "THE BUYER
In the matter of the provisional income tax payment and "impuesto cedular" in regards to the transfer by means of a sale being formalized in this deed, there have been no calculations or withholdings made given that the seller is a corporate entity.
I, the Notary, hereby attest: that in this granting I have complied with the obligations that are established in articles eighteen of the Federal Law for the Prevention and Identification of Transactions with Funds from Illegal Sources and thirteen of the General Rules for such Law, and other applicable laws, in regards to: a) I identified the parties, including their corresponding names, dates of birth, address and activities or profession; b) the parties themselves evidenced their identity with the respective documents, which include, for each one, the photograph and signature of their holder and they also exhibited the certificates of registration in the National Population Registry and the Federal Taxpayer´s Registry; c) that the parties themselves stated that their corresponding phone numbers and e-mail addresses are as follows: for mister Juan Juan Antonio Herrera Gomez Rueda 9999444656, jherrera@gceholdings.com and for mister  Mateo Alfredo Mazal Beja 8183995600 mmazal@enerall.biz.
The parties themselves, as well as the undersigned Notary, stated and attested that there is no formal or informal business relationship between us as such relationship is defined by article third of the General Rules of the aforementioned Law; e) I requested from the parties that they state whether or not they are aware of any controlling owner or beneficiary in this transaction and they both responded in the negative sense; and f) I have made up the sole file for the identification of each one of the clients or users who are granting this deed pursuant to the terms of article twelve (amended) of the aforementioned Rules of Operation of the Law, attaching the aforementioned documents to the document file of the appendix of this deed.

Lastly, I, the Notary, hereby attest: that the parties who appeared grant to the undersigned Notary, pursuant to the terms of articles eight and nine of the Federal Law for the Protection of Personal Information in the Possession of Individuals, their consent in the matters regarding the treatment of the personal information which is established in this instrument and in the corresponding file and they hereby authorize that the same information be provided to the competent authorities, including those in charge of tax, judicial and public registry affairs, as well as to any parties who may hold a legitimate interest thereon, for all legal purposes and effects; whereas, this deed complies with all of the requirements set forth by article forty nine of the State Notarial Law in effect, insofar as I ascertained the identity and the capacity of the appearing parties, I ensured that they intentionally took part in this transaction, I instructed them about the scope and legal effects hereof, and, at their request, I read this deed, to which they represented their agreement and therefore they hereby sign it before me. Witnessed.-